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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): NOVEMBER 10, 2004


                       NORTH COUNTRY FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)


        MICHIGAN                         0-20167                  38-2062816

(State or other jurisdiction           (Commission              (IRS Employer
     of incorporation)                 File Number)          Identification No.)


     130 SOUTH CEDAR STREET, MANISTIQUE, MICHIGAN                49854

       (Address of principal executive offices)                 (Zip Code)

       Registrant's telephone number, including area code: (800) 200-7032


                                       N/A
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 3.01.  NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE
            OR STANDARD; TRANSFER OF LISTING.

                  On November 10, 2004, North Country Financial Corporation ("North Country") received written notice from the Listing Qualifications Department of the Nasdaq Stock Market ("Nasdaq") that, for each of the last 30 consecutive business days, the bid price for its common stock has closed below the minimum $1.00 per share required for continued listing on Nasdaq under Marketplace Rule 4310(c)(4) ("Rule 4310(c)(4))". Pursuant to Marketplace Rule 4310(c)(8)(D), Nasdaq is providing North Country with 180 calendar days to regain compliance with this continued-listing requirement.

             North Country is taking action to achieve compliance with Rule 4310(c)(4). As previously reported in Current Reports on Form 8-K filed with the Securities and Exchange Commission on August 13, 2004, and October 4, 2004, North Country Financial Corporation has executed a Stock Purchase Agreement with NCFC Recapitalization, LLC, dated August 10, 2004, as amended by a First Amendment to Stock Purchase Agreement dated September 28, 2004 (together, the "Stock Purchase Agreement") which provides for a private placement of North Country common shares to raise $30 million in gross proceeds. The completion of the private placement offering is subject to the satisfaction of numerous conditions under the Stock Purchase Agreement, including shareholder approval of a one for twenty (1 for 20) reverse split of the outstanding North Country common shares, with all fractional shares being rounded up to a whole common share. A purpose of the reverse stock split is to cause an increase in the price per share at which North Country common shares trade on the Nasdaq SmallCap Market so that following the completion of the transactions contemplated by the Stock Purchase Agreement, North Country will comply with Rule 4310(c)(4). North Country has scheduled a special meeting of shareholders on November 18, 2004 for shareholders to consider and vote upon various proposals related to the Stock Purchase Agreement, including the one for twenty (1 for 20) reverse split of outstanding North Country common shares. North Country filed its definitive proxy statement with the Securities and Exchange Commission on October 18, 2004 in connection with the solicitation of shareholder approvals required in connection with the transactions contemplated by the Stock Purchase Agreement.


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 NORTH COUNTRY FINANCIAL CORPORATION


Date:  November 16, 2004
                                       By:  /s/ Ernie R. Krueger
                                            ---------------------------
                                            Ernie R. Krueger
                                            Vice President and Controller